UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

      Date of Report (Date of earliest event reported): September 15, 2005


                          VISION GLOBAL SOLUTIONS INC.

             (Exact name of registrant as specified in its charter)


         Nevada                          1040                    Applied For
(State of Incorporation)           (Primary Standard       (IRS Employer ID No.)
                                 Classification Code)


                          Vision Global Solutions Inc.

           455 Notre Dame Street East Montreal, Quebec, Canada H2Y 1C9

              (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (514) 846-1166


          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:


                        Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                            Telephone: 305.531.1174

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 15, 2005, Vision Global Solutions, Inc. ("Vision", "we", the "Company") completed the acquisition of Vesmark Incorporated, a Pennsylvania corporation, pursuant to an Agreement and Plan of Merger and Reorganization, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Vesmark Incorporated will be merged with and into our wholly owned subsidiary, Vision Acquisition Corp., a Florida corporation.

Subject to and upon the terms and conditions of the Agreement and Plan of Merger and Reorganization, Vesmark Incorporated will, upon fulfillment of all conditions precedent to the Merger and the filing of the Certificate of Merger contemplated by the General Corporation Law of the State of Pennsylvania (the "Effective Date"), merge with and into Vision Acquisition Corp., and thereafter the separate existence of Vesmark Incorporated will cease. Vision Acquisition Corp. will be dissolved and merge into Vision. As of the Effective Date, Vision Global Solutions, Inc. shall succeed to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, registrations, bank accounts, contracts, patents, copyrights and other assets of every kind and description of Vesmark Incorporated, and Vision Global Solutions, Inc. shall assume all of the obligations and liabilities of Vesmark Incorporated, excepting and excluding, the rights of Vesmark Incorporated arising out of the Agreement and Plan of Merger and Reorganization. The Merger will occur in accordance with the General Corporation Law of the Commonwealth of Pennsylvania.

At the effective time of the Merger, each of the 1,836,904.70 shares of Vesmark Incorporated Common Stock outstanding immediately prior to the Effective Date the "Converting Common Shares") shall be converted into the right to receive:

      (1)   that number of shares of Vision Common Stock  determined by dividing
            the  Fifteen  million   (15,000,000)  by  the  aggregate  number  of
            Converting Common Shares; and

      (2) that number of shares of Vision Preferred Stock determined by dividing the Five million (5,000,000) by the aggregate number of Converting Common Shares; and

      (3) that number of Warrants determined by dividing the Twenty million (20,000,000) by the aggregate number of Converting Common Shares.

In addition, Vision has agreed to file a registration statement under the Securities Act of 1933, as amended or an existing Registration Statement shall be amended for the purpose of registering the Deliverable Common Stock register the Converting Common Shares for resale on or before December 31, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c) Exhibits

      Exhibits    Description

      2.1 Agreement and Plan of Merger and Reorganization by and between Vision Global Solutions, Inc., Vision Acquisition Corp., and Vesmark Incorporated, dated September 15, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 19, 2005


                                         VISION GLOBAL SOLUTIONS INC.


                                         By /s/ JEAN-PAUL OUELLETTE
                                         ---------------------------------------
                                         JEAN-PAUL OUELLETTE
                                         Chief Executive Officer